                    Hines-Sumisei U.S. Core Office Fund, L.P.
                       2800 Post Oak Boulevard, Suite 5000
                              Houston, Texas 77056

__________________, 2004


Hines U.S. Core Office Capital LLC
Hines U.S. Core Office Capital Associates II Limited Partnership
Hines REIT Properties, L.P.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056

         Re:      Rights of Hines REIT Properties, L.P.
                  to acquire an interest and invest in Hines-Sumisei U.S. Core Office Fund L.P.

Ladies and Gentlemen:

                  The purpose of this letter agreement is to document the rights of Hines REIT Properties, L.P. (together with any wholly-owned subsidiary thereof, the "Public REIT OP"), a Delaware limited partnership, to acquire an interest in and to participate in future offerings of Hines-Sumisei U.S. Core Office Fund, L.P. (the "Partnership"), a Delaware limited partnership. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Amended and Restated Agreement of Limited Partnership of the Partnership as such agreement may be amended from time to time (the "Partnership Agreement").

                  For good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

Initial Purchase Right

                  The Public REIT OP shall have the right and obligation (the "Initial Investment Right") to acquire a portion of the Capital Interest (as defined below) in the Partnership held by Hines U.S. Core Office Capital Associates II Limited Partnership (the "Hines Limited Partner") up to a maximum amount of $35 million in interest (the "Interest"). To the extent the Public REIT OP receives net proceeds from the public offering of common shares contemplated by Hines Real Estate Investment Trust, Inc. (the "Public REIT") or contributed to the Public REIT OP by Hines Real Estate Holdings Limited Partnership ("Net Proceeds"), the Public REIT OP shall use all such Net Proceeds to acquire all or a portion of the Interest. As used herein, the term "Capital Interest" of the Hines Limited Partner in the Partnership means all right, title and interest of the Hines Limited Partner in and to the Partnership Units held by it. The Public REIT OP's right and obligation to acquire the Interest shall terminate on December 31, 2004. The Hines Limited Partner shall not divest itself of any portion of its Capital Interest in the Partnership prior to the Termination Date without the prior consent of the Public REIT OP, except to the extent such Capital Interest exceeds $35 million in interest plus an amount necessary to satisfy the Hines Capital Requirement.

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                  The Public REIT OP will deliver all Net Proceeds it receives, until the Public REIT OP has acquired the entire Interest. The sale of any portion of the Interest shall be conditioned upon (i) the Public REIT OP receiving Net Proceeds and (ii) the satisfaction of the conditions to the transfer of a Partnership Interest set forth in Section 10.5 of the Partnership Agreement and the execution and delivery of an Investor Questionnaire and Subscription Agreement by the Public REIT OP to the Partnership in form and substance reasonably satisfactory to the General Partner.

                  Upon the delivery of any Net Proceeds to the Hines Limited Partner as contemplated above, the following shall take place:

                  1. The Public REIT OP shall deliver the applicable Net Proceeds to the Hines Limited Partner by wire transfer of immediately available funds to an account designated by the Hines Limited Partner;

                  2. The Units associated with the portion of the Interest being acquired by the Public REIT OP (determined by dividing the applicable Net Proceeds delivered by the original per Unit issue price paid for the Units) shall be transferred on the books of the Partnership to the Public REIT OP;

                  3. The Public REIT OP shall be admitted to the Partnership as a Non-Managing General Partner as contemplated by Section
                      5.11 of the Partnership Agreement and the applicable Units shall automatically be deemed to be non-managing general partner interests in the Partnership; and

                  4. The General Partner shall amend the Partnership Agreement to the extent necessary to give effect to the foregoing in accordance with the terms of the Partnership Agreement, it being understood that the Public REIT OP will only hold a general partner interest in the Partnership, unless the Public REIT OP agrees to acquire another interest in the Partnership.

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Pre-Emptive Right

                  Following the Initial Offering Period, for so long as the Public REIT OP is a partner in the Partnership, the Partnership shall give the Public REIT OP written notice (an "Offer Notice") of any proposed offering of Units for cash at least 90 days prior to the anticipated closing date of such offering, which notice shall specify the total number of Units being offered and the price per Unit at which the Partnership is offering Units in such offering. The Public REIT OP shall have the right (a "Preemptive Right") to acquire up to 20% of the Units sold by the Partnership in any such offering provided that the Public REIT OP's investment in the Partnership may be for non-managing general partner interests, if the Public REIT OP so chooses, rather than the Units offered by the Partnership. In order to exercise its Pre-Emptive Right, the Public REIT OP must deliver a written notice (an "Exercise Notice") within 30 days after delivery of notice of such offering to the Partnership and the General Partner, which Exercise Notice must specify the total number of Units (or equivalent interest) the Public REIT OP wishes to acquire, up to 20% of the total number of Units (or equivalent interest) issued in such offering. If the Public REIT OP delivers an Exercise Notice within such 30 day period, then the Public REIT OP will be obligated to buy, and the Partnership shall be obligated to sell to the Public REIT OP, that number of Units (or equivalent interest) specified in the Exercise Notice, up to 20% of the total number of Units (or equivalent interest) issued in such offering; provided that the Holding Partnership shall have no obligation to sell any Units to the Public REIT OP if such offering is cancelled.


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Miscellaneous

                  This letter agreement shall be governed by the laws of the State of New York. This letter agreement may be signed in multiple counterparts, which, taken together, shall constitute one and the same agreement.

                  This letter agreement, and all rights and obligations arising hereunder (including the Initial Investment Right and the Preemptive Right), shall terminate immediately in the event that the Public REIT is no longer advised by Hines Advisors Limited Partnership, or another affiliate of Hines Interests Limited Partnership.

                  Please indicate your agreement with the foregoing by signing below.

                           Very Truly Yours,

                           HINES-SUMISEI U.S. CORE OFFICE FUND, L.P.

                                    By:  Hines US Core Office Capital LLC

                                      By:  Hines Interests Limited Partnership

                                         By:  Hines Holdings, Inc.



                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

AGREED:

HINES US CORE OFFICE CAPITAL LLC

   By:  Hines US Core Office Capital LLC

     By:  Hines Interests Limited Partnership

       By:  Hines Holdings, Inc.



       By:
           -----------------------------------
           Name:
           Title:


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Hines US CORE OFFICE CAPITAL ASSOCIATES II LIMITED PARTNERSHIP

   By:  Hines US Core Office Capital LLC

     By:  Hines Interests Limited Partnership

       By:  Hines Holdings, Inc.



        By:
           ---------------------------------------------------
            Name:
            Title:

HINES REIT PROPERTIES, L.P.

   By:  Hines Real Estate Investment Trust, Inc.


        By:
           ---------------------------------------------------
            Name:
            Title: